UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2011

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) held on May 11, 2011, the stockholders of the Company approved the Fourth Amended and Restated 1996 Stock Option and Grant Plan (the “Fourth Amended and Restated Option Plan”). In accordance with the terms of the Fourth Amended and Restated Option Plan, it became effective as of May 11, 2011 upon receipt of the requisite approval of the Company’s stockholders. The Fourth Amended and Restated Option Plan, among other things, (a) increases the number of shares available for awards by 5,200,000 shares, from 25,400,000 shares to 30,600,000 shares, (b) clarifies the methodology for share counting, requires shares issued pursuant to “full value” awards to cause a greater number of shares to be deducted from the plan, and limits the ability to recycle shares, (c) removes automatic equity grants to non-affiliate directors and single trigger accelerated vesting of equity grants to non-affiliate directors, (d) permits the award of stock appreciation rights and cash-based awards, neither of which were available under the Third Amended and Restated 1996 Stock Option and Grant Plan, (e) requires minimum vesting periods for certain grants of restricted stock awards, performance share awards and deferred stock awards, (f) eliminates the ability to grant “reload” options, (g) includes the performance criteria that may be used in connection with certain performance-based awards and includes mechanisms for making awards that can be exempt from the deduction limitations under Section 162(m) of the Internal Revenue Code of 1986 as amended, (h) clarifies the treatment of awards upon a sale event and includes a mechanism for an acquirer to assume outstanding awards and (i) extends the term of the Fourth Amended and Restated Option Plan for ten years. This description of the Fourth Amended and Restated Option Plan is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Option Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2011 Annual Meeting of Stockholders of the Company held on May 11, 2011, the stockholders of the Company also approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 150,000,000 shares from 150,000,000 shares to 300,000,000 shares as described in more detail in Item 5.07 below. A Certificate of Amendment was filed with the Delaware Secretary of State’s office on May 11, 2011 and is effective as of that date. This description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 11, 2011 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement of the Company filed with the Securities and Exchange Commission on April 1, 2011. The final voting results from the meeting are set forth below.

ANSYS Proposal 1: Election of Directors

Having received a majority of the votes cast in accordance with the Company’s Certificate of Incorporation, the individuals named below were each elected to serve as directors of the Company for three-year terms expiring in 2014:

Name	Votes For	Votes Against
James E. Cashman III	81,030,196	6,573,144
Ajei S. Gopal	80,760,745	6,942,595
William R. McDermott	80,532,252	7,171,088

ANSYS Proposal 2: Amendment to the Company’s Restated Certificate of Incorporation

Having received a majority of the votes entitled to vote thereon, as set forth below and in accordance with the Company’s Certificate of Incorporation and the Delaware General Corporation Law, the amendment of the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of common stock available for issuance by the Company by 150,000,000 shares, from 150,000,000 shares to 300,000,000 shares was approved.

Votes For	Votes Against	Abstentions
72,815,493	14,876,491	11,356

ANSYS Proposal 3: Amendment and Restatement of the Company’s Option Plan

Having received a majority of the votes from shares present in person or represented by proxy and entitled to vote thereon at the Company’s Annual Meeting, as set forth below, the amendment and restatement of the Company’s Third Amended and Restated 1996 Stock Option and Grant Plan in the form of the Fourth Amended and Restated 1996 Stock Option and Grant Plan was approved.

Votes For	Votes Against	Abstentions
75,535,718	6,831,206	935,317

ANSYS Proposal 4: Non-Binding, Advisory Vote on the Compensation of Named Executive Officers

Having received a majority of the votes from shares present in person or represented by proxy and entitled to vote thereon at the Company’s Annual Meeting, as set forth below, the non-binding advisory vote in favor of the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions
81,543,720	890,815	867,706

ANSYS Proposal 5: Non-Binding, Advisory Vote on the Frequency of Future Non-Binding, Advisory Votes on the Compensation of Named Executive Officers

Having received a majority of the votes from shares present in person or represented by proxy and entitled to vote thereon at the Company’s Annual Meeting, as set forth below, the shareholders of the Company have returned a non-binding, advisory vote to hold future non-binding, advisory votes on the compensation of the Company’s named executive officers every year.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions
72,026,415	820,417	9,587,637	867,772

ANSYS Proposal 6: Ratification of Selection of Independent Registered Public Accounting Firm

Having received a majority of the votes cast as set forth below and in accordance with the Company’s By-Laws, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was ratified.

Votes For	Votes Against	Abstentions
75,947,512	11,745,649	10,179

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 11, 2011.

10.1	Fourth Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: May 17, 2011	By:	/s/ Sheila S. DiNardo
Sheila S. DiNardo – Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 11, 2011.

10.1	Fourth Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan.